                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

      Date of Report (Date of earliest event reported):  February 4, 1998

              Cambridge Technology Partners (Massachusetts), Inc.
         ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                  304 Vassar Street, Cambridge, Massachusetts
         ------------------------------------------------------------
                    (Address of principal executive offices)

                                     02139
         ------------------------------------------------------------
                                   (Zip Code)

                                 (617) 374-9800
         ------------------------------------------------------------
               Registrant's telephone number, including area code


          Delaware                   0-21040                06-132-0610
----------------------------         -------                ------------
     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)           Identification No.)
     Incorporation

Item 5.  Other Events.
         ------------

     On February 4, 1998, Cambridge Technology Partners (Massachusetts), Inc. (the "Company") publicly released, pursuant to a press release (the "Press Release"), the financial results of the Company for the year ended December 31, 1997. Set forth below are the consolidated statements of operations for the Company for the twelve month periods ended December 31, 1996 and 1997, respectively, and the condensed consolidated balance sheets for the Company as of December 31, 1996 and 1997, respectively, contained in such Press Release.


              CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.
                   CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                     (in thousands, except per share data)

                                           Years Ended
                                           -----------
                                           December 31,
                                           ------------

                                       1997         1996
                                    ----------    ---------

Net revenues                         $406,672      $272,878

Costs and expenses:
 Project personnel                    183,587       124,544
 General and administration            44,511        32,019
 Sales and marketing                   37,580        23,127
 Other costs                           80,220        52,537
 Business combination costs             4,760         1,195
                                     --------      --------
   Total operating expenses           350,658       233,422
                                     --------      --------

Income from operations                 56,014        39,456

Other income (expense):
 Interest income                        2,313         1,009
 Interest expense                        (222)          (71)
 Foreign exchange loss                   (122)         (141)
                                     --------      --------

Income before income taxes             57,983        40,253
Provision for income taxes             25,054        16,228
                                     --------      --------

Net income                           $ 32,929      $ 24,025
                                     ========      ========

Basic net income per share           $    .62      $    .48
                                     ========      ========

Diluted net income per share         $    .57      $    .42
                                     ========      ========
Weighted average number of
 common shares outstanding             52,952        50,374
                                     ========      ========

Weighted average number of
 common and common
 equivalent shares outstanding         58,251        57,893
                                     ========      ========

(1) All amounts have been restated to reflect Cambridge's acquisition of Peter Chadwick Holdings Limited in November 1997 accounted for using the pooling of interests method of accounting.

              CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.
                   CONDENSED CONSOLIDATED BALANCE SHEETS (1)
                                 (in thousands)


                                              December 31,       December 31,
                                                  1997               1996
                                              ------------       ------------

Cash and cash equivalents                        $ 39,496           $ 26,087
Investments held to maturity                       15,824             12,727
Accounts receivable, net                          101,887             60,186
Other current assets                               36,914             22,097
                                              ------------       ------------
  Total current assets                            194,121            121,079

Property and equipment, net                        35,783             20,591
Other assets                                        5,624              3,462
Goodwill, net                                       1,714                512
                                              ------------       ------------
  Total assets                                   $237,242           $147,644
                                              ============       ============

Current liabilities                              $ 83,491           $ 48,826
Other liabilities                                   1,841                633
Total stockholders' equity                        151,910             98,185
                                              ____________       ____________
  Total liabilities and stockholders' equity     $237,242           $147,644
                                              ============       ============



(1) All amounts have been restated to reflect Cambridge's acquisition of Peter Chadwick Holdings Limited in November 1997 accounted for using the pooling of interests method of accounting.

Item 7  Financial Statements and Exhibits.
        ---------------------------------

  (c)  Exhibits
       --------

  Exhibit No.    Exhibit
  -----------    -------

  27             Financial Data Schedule

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                     (MASSACHUSETTS), INC.



February 17, 1998                   By: /s/Arthur M. Toscanini
                                       ------------------------------------
                                       Executive Vice President, Finance and
                                       Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                    Description
-------                   -----------
  27                  Financial Data Schedule